Exhibit  10.23

AGREEMENT TO PROVIDE ADDITIONAL COLLATERAL

This Agreement is made as of June 28, 2007, by and between Anil K. Jain ("Jain"), Photonics International, Inc., an entity wholly owned by Jain ("Buyer"), APA Optronics (India) Private Limited, and APA Enterprises, Inc. ("APA").

Background

1.           Photonics International, Inc. ("Buyer"), an entity wholly owned by Jain has entered into a Stock Purchase Agreement with APA for purchase from APA of all of APA's interest in APA Optronics (India) Private Limited.

2.           Buyer's payment obligations under the Stock Purchase Agreement are evidenced by a Promissory Note dated June 28, 2007 (the "Note").

3.           The Note is secured by the following agreements:

Guaranty by Jain
Stock Pledge Agreement from Jain (as grantor and co-trustee under
Revocable Trust dated 12/19/89)
Separation Payments Agreement Pledge from Jain

Agreements

1.           Jain, Buyer, and APA Optronics (India) Private Limited hereby agree that if the value of the APA stock pledged under the Stock Pledge Agreement listed in Background Item 3 is less than $1/share for more than five trading days in any 30 day period, each of them will pledge additional collateral, acceptable in form and amount acceptable to APA in its sole discretion, to secure the obligations of Buyer to APA under the Stock Purchase Agreement and Note and to secure the obligations of Jain under his Guaranty.

2.           Jain, Buyer, and APA Optronics (India) Private Limited agree that failure to provide such additional collateral within five business days after demand by APA shall constitute a default under the Note, the Guaranty from Jain, and the Stock Pledge Agreement and Separation Payments Pledge Agreement.  This Agreement is deemed by the parties to be a part of the Note, the Guaranty, the Stock Pledge Agreement, and the Separation Payments Pledge Agreement.

/s/ Anil K. Jain		APA OPTRONICS (INDIA) PRIVATE LIMITED
Anil K. Jain, PhD
		By:	/s/ Anil K. Jain
Anil K. Jain

		Its:	President

APA ENTERPRISES, INC.		PHOTONICS INTERNATIONAL, INC.

By:	/s/ Ronald G. Roth	By:	/s/ Anil K. Jain
	Ronald G. Roth		Anil K. Jain

Its:	Chairman	Its:	President